SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

           NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                                                      __________________________

                                                      NEUBERGER | BERMAN
                                                      __________________________
                                                      A LEHMAN BROTHERS COMPANY


          NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
                  NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
                  NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
                NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
           NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.

                                605 THIRD AVENUE
                          NEW YORK, NEW YORK 10158-0180

                              ____________________

                 NOTICE OF ANNUAL JOINT MEETING OF STOCKHOLDERS
                              ____________________

Dear Stockholder:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Meeting") of each of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Dividend Advantage Fund Inc., Neuberger Berman Income Opportunity Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., and Neuberger Berman New York Intermediate Municipal Fund Inc. (each, a "Fund" and collectively, the "Funds"), will be held jointly on Monday, April 14, 2008, at 10:30 a.m. Eastern time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698 for the following purposes:

     (1) To elect six Class III Directors as outlined below:

         (a) Five Class III Directors,  Martha C. Goss, Robert A. Kavesh, Edward
             I. O'Brien, William E. Rulon and Candace L. Straight to be elected by the holders of common stock and preferred stock (the "Preferred Stock"), voting together as a single class, such Directors to serve until the annual meeting of stockholders in 2011, or until their successors are elected and qualified; and

         (b) One Class III Director, Howard A. Mileaf, to be elected by the holders of Preferred Stock only, voting separately as a single class, such Director to serve until the annual meeting of shareholders in 2011, or until such Director's successors are elected and qualified; and

     (2) To consider and act upon any other business that may properly come before the Meeting or any adjournments thereof.

     You are entitled to vote at the Meeting of your Fund and any adjournments thereof if you owned Fund shares at the close of business on February 20, 2008 ("Record Date"). If you attend the Meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE REVIEW THE ENCLOSED MATERIALS AND FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY CARD(S). If you have any questions about the proposal or the voting instructions, please call us at 877-461-1899. Any proposal submitted to a vote at the Meeting by anyone other than the officers or directors of the Funds may be voted on only in person or by written proxy.

     Each Fund will admit to the Meeting (1) all stockholders of record of the Funds as of the Record Date, (2) persons holding proof of beneficial ownership at the Record Date such as a letter or account statement from a broker, (3) persons who have been granted proxies, and (4) such other persons that a Fund, in its sole discretion, may elect to admit. ALL PERSONS WISHING TO BE ADMITTED TO THE MEETING MUST PRESENT PHOTO IDENTIFICATION. IF YOU PLAN TO ATTEND THE MEETING, PLEASE CONTACT US AT 877-461-1899.

     Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted.

                                            By order of the Boards of Directors,


                                            /s/ Claudia A. Brandon
                                            Claudia A. Brandon

                                            Secretary

Dated: March 13, 2008

New York, New York

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund(s) involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Any party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                           VALID SIGNATURE
--------------------------------------------------------------------------------
CORPORATE ACCOUNTS
(1) ABC Corp.                                      ABC Corp.
(2) ABC Corp.                                      John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer                        John Doe
(4) ABC Corp. Profit Sharing Plan                  John Doe, Trustee

TRUST ACCOUNTS
(1) ABC Trust                                      Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78            Jane B. Doe

CUSTODIAN OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
    UGMA                                           John B. Smith
(2) John B. Smith                                  John B. Smith, Jr., Executor
--------------------------------------------------------------------------------

________________________________________________________________________________
                    YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
                            SHARES OF STOCK YOU OWN.
                   PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY.

     IF YOU OWN SHARES OF MORE THAN ONE FUND OR SHARES OF BOTH COMMON STOCK AND PREFERRED STOCK OF THE SAME FUND, THERE WILL BE MORE THAN ONE PROXY CARD ENCLOSED. PLEASE FILL OUT AND RETURN EACH PROXY CARD.

     STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY STOCKHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO REVIEW THE ENCLOSED MATERIALS AND FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY CARD(S).

     TO AVOID THE ADDITIONAL EXPENSE TO THE FUNDS OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
________________________________________________________________________________

                                                 _______________________________

                                                  NEUBERGER | BERMAN
                                                 _______________________________
                                                 A LEHMAN BROTHERS COMPANY

          NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
                 NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
                 NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
               NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
           NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.

                                605 THIRD AVENUE
                          NEW YORK, NEW YORK 10158-0180

                              ____________________

                                 PROXY STATEMENT
                              ____________________


                      JOINT ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 14, 2008

                                  INTRODUCTION

     This Proxy Statement is furnished to the stockholders of each of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Dividend Advantage Fund Inc., Neuberger Berman Income Opportunity Fund Inc., Neuberger
Berman Intermediate Municipal Fund Inc., and Neuberger Berman New York Intermediate Municipal Fund Inc. (each, a "Fund" and collectively, the "Funds") by the Board of Directors of each respective Fund (each, a "Board" and collectively, the "Boards") in connection with the solicitation of stockholder votes by proxy to be voted at the Annual Meeting of Stockholders ("Meeting") or any adjournments thereof to be held jointly on April 14, 2008, at 10:30 a.m. Eastern time at the offices of Neuberger Berman, LLC ("Neuberger Berman"), 605 Third Avenue, 41st Floor, New York, New York 10158-3698. The matters to be acted upon at the Meeting are set forth in the accompanying Notice of Annual Meeting. It is expected that the Notice of Joint Annual Meeting, this Proxy Statement and form of proxy first will be mailed to stockholders on or about March 13, 2008.

     If an enclosed proxy card is executed properly and returned, shares represented thereby will be voted at the Meeting in accordance with the instructions on the proxy card. A proxy may nevertheless be revoked at any time prior to its use by written notification received by the Secretary of the Fund, by the execution of a subsequently dated proxy card or by attending the Meeting and voting in person. However, if no instructions are specified on a proxy card, shares will be voted "FOR" the election of each nominee for Director and "FOR," "ABSTAIN" or "AGAINST" any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

     The close of business on February 20, 2008, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting ("Record Date"). On that date, each Fund had the following number of shares of common stock ("Common Shares") and preferred stock ("Preferred Shares") outstanding and entitled to vote:

                                              COMMON SHARES     PREFERRED SHARES
FUND                                           OUTSTANDING        OUTSTANDING
--------------------------------------------------------------------------------
Neuberger Berman
   California Intermediate Municipal Fund Inc.   6,799,354           2,360

Neuberger Berman
   Dividend Advantage Fund Inc.                  5,805,236           2,100

Neuberger Berman
   Income Opportunity Fund Inc.                 17,734,383           5,020

Neuberger Berman
   Intermediate Municipal Fund Inc.             20,705,124           7,176

Neuberger Berman
   New York Intermediate Municipal Fund Inc.     5,582,218           1,930
--------------------------------------------------------------------------------

     Holders of each Fund's outstanding Common Shares and Preferred Shares will vote together as a single class to elect five Class III Directors. As described herein under the section entitled "Election of Directors - Proposal," holders of the Preffered Shares of each Fund will vote separately from holders of the Common Shares to elect one additional Class III Director. As to any other business that may properly come before the Meeting, holders of Common Shares and Preferred Shares may vote together as a single class or separately, depending on the requirements of the Investment Company Act of 1940, as amended ("1940 Act"), the Maryland General Corporation Law ("MGCL") and a Fund's charter with respect to said item of business. Each full share of a Fund's Common Shares or Preferred Shares is entitled to one vote and each fractional share of a Fund's Common Shares or Preferred Shares is entitled to a proportionate share of one vote.

     Solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card(s). Supplementary solicitations may be made by mail, telephone, and electronic transmission or in person by regular employees of Neuberger Berman Management Inc. ("NB Management"), affiliates of NB Management or other representatives of the Funds. NB Management serves as each Fund's investment manager and administrator. All expenses in connection with preparing this Proxy Statement and its enclosures, and additional solicitation expenses including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation material to the beneficial owners of shares, will be borne by the Funds.

     With respect to each Fund, the presence at the Meeting, in person or by proxy, of stockholders entitled to vote 33 1/3% of the shares outstanding and entitled to vote at the Meeting is required for a quorum. The affirmative vote of the holders of a majority of a Fund's outstanding Common Shares and Preferred Shares, voting as a single class, is required to elect five of that Fund's Class III Directors. The affirmative vote of the holders of a majority of a Fund's outstanding Preferred Shares, voting separate from the Common Shares, is required to elect one additional Class III Director for that Fund. With respect to other items of business (and the Funds are not currently aware of any other items to be brought before the Meeting), the necessary affirmative vote will depend on the requirements of the 1940 Act, the MGCL and the Fund's charter with respect to said item of business. If a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. Subject to the rules established by the Chairman of the Meeting, the holders of a majority of the shares entitled to vote at the Meeting and present in person or by proxy may vote to adjourn, or, if no stockholder entitled to vote is present in person or by proxy, any officer present entitled to preside or act as secretary of the Meeting may adjourn the Meeting. In the former case, the persons named as proxies will vote those proxies that they are entitled to vote "FOR" or "AGAINST" any proposal and those proxies they are required to "WITHHOLD" on all nominees in their discretion. If a quorum is present at the Meeting, the Chairman of the Meeting may adjourn the Meeting if sufficient votes are not received or for any other purpose. A stockholder vote may be taken on the nominations in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     The Funds expect that broker-dealer firms holding shares of the Funds in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal at the Meeting. The Funds understand that, under the rules of the New York Stock Exchange ("NYSE") and the American Stock Exchange ("AMEX"), such broker-dealers may grant authority to the proxies designated by the Funds to vote on the election of Directors for the Funds if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their names for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

     In tallying stockholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either
(i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) effectively will be a vote against the election of the Directors.

     Pursuant to the rules of the NYSE, Preferred Stock of each Fund held in "street name" may be voted under certain conditions by broker-dealer firms and counted for purposes of establishing a quorum of that Fund if no instructions are received by the date specified in the broker-dealer's statement accompanying the proxy materials. These conditions include, among others, that (i) at least 30% of a Fund's Preferred Stock outstanding have voted on the proposal, and (ii) less than 10% of a Fund's Preferred Stock outstanding have voted against such proposal. In such instance, the broker-dealer firm may vote such uninstructed Fund's Preferred Stock on the proposal in the same proportion as the votes cast by all Preferred Stock voted on such proposal. Each Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders of such Fund exists.

     As of February 20, 2008, no Fund knows of any person who owns beneficially more than 5% of its outstanding Common Shares or Preferred Shares other than those listed below.


                                                                          AMOUNT OF
                                       NAME AND ADDRESS OF BENEFICIAL     BENEFICIAL     PERCENT OF
    FUND            CLASS OF STOCK                 OWNER                  OWNERSHIP        CLASS
-------------------------------------------------------------------------------------------------
Neuberger           Common             First Trust Portfolios L.P.           409,834       6.00%
   Berman           Shares             First Trust Advisors L.P.
   California                          The Charger Corporation
   Intermediate                        1001 Warrenville Road
   Municipal                           Lisle, Illinois 60532
   Fund Inc.*
-------------------------------------------------------------------------------------------------
Neuberger           Common             Lazard Asset Management               658,770      11.35%
   Berman           Shares             LLC
   Dividend                            The World Trust Fund
   Advantage                           30 Rockefeller Plaza
   Fund Inc.**                         New York, NY 10112
-------------------------------------------------------------------------------------------------
Neuberger           Common             Morgan Stanley                      1,028,718        5.8%
   Berman           Shares             1585 Broadway
   Income                              New York, NY 10036
   Opportunity
   Fund Inc.***                        Van Kampen Funds Inc.
                                       Harborside Financial
                                       Center II Floor 2
                                       Jersey City, NJ 07311
-------------------------------------------------------------------------------------------------

                                                                          AMOUNT OF
                                       NAME AND ADDRESS OF BENEFICIAL     BENEFICIAL     PERCENT OF
    FUND            CLASS OF STOCK                 OWNER                  OWNERSHIP        CLASS
----------------------------------------------------------------------------------------------------
Neuberger           Common             Claymore Securities Inc.            1,546,025          8.72%
   Berman           Shares             250 North Rock Road
   Income                              Suite 150
   Opportunity                         Wichita, KS 67206-2241
   Fund Inc.****
                                       Claymore Securities
                                       Defined Portfolios,
                                       Series 192, 224, 297, 311,
                                       324, 349, 358, 367, 376,
                                       384, 387,
                                       399, 406, 419, 427, 433,
                                       441 & 446.
                                       2455 Corporate West Dr.
                                       Lisle, IL 60532
----------------------------------------------------------------------------------------------------

*    Based on Schedule 13G filed by First Trust Portfolios L.P. on February 13, 2008.

**   Based on an amended Schedule 13G filed by Lazard Asset Management LLC on February 7, 2008.

***  Based on an amended Schedule 13G filed by Morgan Stanley on February 14, 2008.

**** Based on an amended Schedule 13G filed by Claymore Securities, Inc. on January 31, 2008.

     In addition, the Directors and officers of each Fund, in the aggregate, owned less than 1% of each class of the Fund's outstanding shares as of February 20, 2008.

     NB Management serves as the investment manager and administrator to each Fund. NB Management provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. NB Management is located at 605 Third Avenue, New York, New York 10158-0180. NB Management retains Neuberger Berman, 605 Third Avenue, New York, New York 10158-3698, as sub-adviser with respect to each Fund. As of December 31, 2007, Neuberger Berman affiliates had approximately $258.1 billion in assets under management. Neuberger Berman and NB Management are indirect wholly owned subsidiaries of Lehman Brothers Holdings Inc., a publicly held company.

     STOCKHOLDERS OF RECORD OR BENEFICIAL OWNERS AS OF THE RECORD DATE OF EACH FUND MAY OBTAIN A FREE COPY OF THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 2007, WHICH INCLUDES AUDITED FINANCIAL STATEMENTS FOR THE FUND, BY WRITING NB MANAGEMENT AT 605 THIRD AVENUE, 2ND FLOOR, NEW YORK, NEW YORK 10158-0180, OR BY CALLING TOLL FREE 877-461-1899.

     Stockholders may send communications that they would like to direct to a Board of Directors or to an individual director of a Fund to the attention of Chamaine Williams, Chief Compliance Officer ("CCO") of the Funds, Neuberger Berman Funds, 605 Third Avenue, 21st Floor, New York, NY, 10158-0180. Each Board has directed Ms. Williams to send such communications to the chairperson of the applicable Fund's Ethics and Compliance Committee. Nominee recommendations and stockholder proposals should be directed to the attention of Claudia A. Brandon, Secretary of the Funds, Neuberger Berman Funds, 605 Third Avenue, 21st Floor, New York, NY, 10158-0180 as described in this Proxy Statement under "Information Regarding the Funds' Process for Nominating Director Candidates" and "Stockholder Proposals."


                              ELECTION OF DIRECTORS
                                    PROPOSAL

     The Board of each Fund is divided into three classes (Class I, Class II and Class III). At meetings of the Boards held jointly on March 22, 2007, each Fund's Board expanded the size of its Board from fifteen to sixteen members and appointed Martha C. Goss as a Class III Director effective June 1, 2007.

     The terms of office of Class I, Class II and Class III Directors will expire at the annual meeting of stockholders held in 2009, 2010 and 2008, respectively, and at each third annual meeting of stockholders thereafter. Each Director shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The classification of each Fund's Directors helps to promote the continuity and stability of each Fund's management and policies because the majority of the Directors at any given time will have prior experience as Directors of the Fund. At least two stockholder meetings, instead of one, are required to effect a change in a majority of the Directors, except in the event of vacancies resulting from removal for cause or other reasons, in which case the remaining Directors may fill the vacancies so created, to the extent permitted by the 1940 Act.

     Holders of each Fund's Preferred Shares are entitled, as a class, to the exclusion of the holders of all other classes of stock of the Fund, to elect two Directors of the Fund (regardless of the total number of Directors serving on the Fund's Board). One of those two Directors, Howard A. Mileaf, is a Class III Director currently up for election. The other is a Class II Director up for election in 2010. The Class II Director is not a nominee to be considered at the Meeting.

     The term of each current Class III Director expires at the annual meeting of stockholders, but each expressed his or her willingness to serve another term as Director of the Funds if nominated by the Boards.

     The Governance and Nominating Committee of each Fund reviewed the qualifications, experience and background of each Class III incumbent Director. Based upon this review, each Committee determined that nominating the incumbent Class III Directors would be in the best interests of its Fund's stockholders. Each Fund's Board believes that the incumbents are well suited for service on the Board due to their familiarity with the Fund as a result of their prior service as Directors, their knowledge of the financial services sector, and their substantial experience in serving as directors or trustees, officers or advisers of public companies and business organizations, including other investment companies.

     At a meeting in December 2007, the Boards received the recommendations of the Governance and Nominating Committees. After discussion and consideration of, among other things, the backgrounds of the incumbents, each Fund's Board voted to nominate Martha C. Goss, Robert A. Kavesh, Howard A. Mileaf, Edward I. O'Brien, William E. Rulon and Candace L. Straight for election as Class III Directors with a term expiring in 2011. Each Fund has a policy that at least three-fourths of all Directors be Independent Fund Directors. Independent Fund Directors are those who are not associated with the Funds' investment adviser or sub-adviser or their affiliates, or with any broker-dealer used by the Funds, the investment adviser or the sub-adviser in the past six months.

     It is the intention of the persons named on the enclosed proxy card(s) to vote in favor of the election of each nominee named in this Proxy Statement. Each nominee has consented to be named in this Proxy Statement and to serve as Director if elected. Each Fund's Board has no reason to believe that any nominee will become unavailable for election as a Director, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board may recommend.

     None of the Directors is related to any other. The following tables set forth certain information regarding each Director of the Funds. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for five years or more. The business address of each listed person is 605 Third Avenue, New York, New York 10158.

                                 INFORMATION REGARDING NOMINEES
                               FOR ELECTION AT 2008 ANNUAL MEETING


________________________________________________________________________________________________________________
                                                                NUMBER OF
NAME, AGE, POSITION,                                            PORTFOLIOS IN
TERM OF OFFICE, AND                                             FUND COMPLEX           OTHER DIRECTORSHIPS HELD
LENGTH OF TIME                                                  OVERSEEN BY            OUTSIDE FUND COMPLEX BY
SERVED(1)                    PRINCIPAL OCCUPATION(S)            DIRECTOR(2)            DIRECTOR
________________________________________________________________________________________________________________
                                                    CLASS III
________________________________________________________________________________________________________________
Independent Fund Directors
________________________________________________________________________________________________________________
Martha C. Goss (58)          President, Woodhill                     62                Director, Ocwen
Director                     Enterprises Inc.                                          Financial Corporation
Since June 2007              /Chase Hollow                                             (mortgage servicing),
                             Associates LLC                                            since 2005; Director,
                             (personal investment                                      American Water (water
                             vehicle), since 2006;                                     utility), since 2003;
                             Chief Operating and                                       Non-Executive Chair
                             Financial Officer,                                        and Director, Channel
                             Hopewell Holdings,                                        Reinsurance (financial
                             LLC/Amwell                                                guaranty reinsurance),
                             Holdings, LLC                                             since 2006; Director,
                             (a holding company                                        Allianz Life of New
                             for investments                                           York (insurance), since
                             in the healthcare                                         2005; Director, Financial
                             space), since 2003;                                       Women's Association of
                             formerly, Consultant,                                     New York (not for profit
                             Resources                                                 association), since 2003;
                             Connection                                                Trustee Emerita, Brown
                             (temporary staffing),                                     University, since 1998.
                             2002 to 2006.
________________________________________________________________________________________________________________
Robert A. Kavesh (80)        Marcus Nadler                           62                Formerly, Director, The
Director                     Professor Emeritus                                        Caring Community
Since inception (3)          of Finance and                                            (not-for-profit), 1997 to
                             Economics, New                                            2006; formerly, Director,
                             York University Stern                                     DEL Laboratories,
                             School of Business;                                       Inc. (cosmetics and
                             formerly, Executive                                       pharmaceuticals), 1978
                             Secretary-Treasurer,                                      to 2004; formerly,
                             American Finance                                          Director, Apple Bank
                             Association, 1961 to                                      for Savings,1979 to
                             1979.                                                     1990; formerly, Director,
                                                                                       Western Pacific
                                                                                       Industries, Inc., 1972 to
                                                                                       1986 (public company).
________________________________________________________________________________________________________________

________________________________________________________________________________________________________________
                                                                NUMBER OF
NAME, AGE, POSITION,                                            PORTFOLIOS IN
TERM OF OFFICE, AND                                             FUND COMPLEX           OTHER DIRECTORSHIPS HELD
LENGTH OF TIME                                                  OVERSEEN BY            OUTSIDE FUND COMPLEX BY
SERVED(1)                    PRINCIPAL OCCUPATION(S)            DIRECTOR(2)            DIRECTOR
________________________________________________________________________________________________________________
Howard A. Mileaf             Retired; formerly,                      62                Formerly, Director,
(71)                         Vice President and                                        Webfinancial
Director                     General Counsel,                                          Corporation (holding
Since inception (3)          WHX Corporation                                           company) December
                             (holding company),                                        2002 to February 2008;
                             1993 to 2001.                                             formerly, Director, WHX
                                                                                       Corporation (holding
                                                                                       company), January 2002
                                                                                       to June 2005; formerly,
                                                                                       Director, State Theatre
                                                                                       of New Jersey (not-for-
                                                                                       profit theater), 2000 to
                                                                                       2005.
________________________________________________________________________________________________________________

Edward I. O'Brien            Formerly, Member,                       62                Director, Legg Mason,
(79)                         Investment Policy                                         Inc. (financial services
Director                     Committee, Edward                                         holding company) since
Since inception (3)          Jones, 1993 to                                            1993; formerly, Director,
                             2001; President,                                          Boston Financial Group
                             Securities Industry                                       (real estate and tax
                             Association ("SIA")                                       shelters), 1993 to 1999.
                             (securities industry's
                             representative in
                             government relations
                             and regulatory
                             matters at the federal
                             and state levels), 1974
                             to 1992; Adviser to
                             SIA, November 1992
                             to November 1993.
________________________________________________________________________________________________________________

William E. Rulon             Retired; formerly,                      62                Formerly, Director, Pro-
(75)                         Senior Vice                                               Kids Golf and Learning
Director                     President,                                                Academy (teach golf
Since inception (3)          Foodmaker, Inc.                                           and computer usage
                             (operator and                                             to "at risk" children,
                             franchiser of                                             1998 to 2006; formerly,
                             restaurants) until                                        Director, Prandium, Inc.
                             January 1997.                                             (restaurants), March
                                                                                       2001 to July 2002.
________________________________________________________________________________________________________________

________________________________________________________________________________________________________________
                                                                NUMBER OF
NAME, AGE, POSITION,                                            PORTFOLIOS IN
TERM OF OFFICE, AND                                             FUND COMPLEX           OTHER DIRECTORSHIPS HELD
LENGTH OF TIME                                                  OVERSEEN BY            OUTSIDE FUND COMPLEX BY
SERVED(1)                    PRINCIPAL OCCUPATION(S)            DIRECTOR(2)            DIRECTOR
________________________________________________________________________________________________________________
Candace L. Straight          Private investor                        62                Director, Montpelier Re
(60)                         and consultant                                            (reinsurance company)
Director                     specializing in the                                       since 2006; Director,
Since inception (3)          insurance industry;                                       National Atlantic
                             formerly, Advisory                                        Holdings Corporation
                             Director, Securitas                                       (property and casualty
                             Capital LLC (a                                            insurance company)
                             global private equity                                     since 2004; Director, The
                             investment firm                                           Proformance Insurance
                             dedicated to making                                       Company (property
                             investments in the                                        and casualty insurance
                             insurance sector),                                        company) since March
                             1998 to December                                          2004; formerly, Director,
                             2003.                                                     Providence Washington
                                                                                       Insurance Company
                                                                                       (property and casualty
                                                                                       insurance company),
                                                                                       December 1998 to March
                                                                                       2006; formerly, Director,
                                                                                       Summit Global Partners
                                                                                       (insurance brokerage
                                                                                       firm), 2000 to 2005.
________________________________________________________________________________________________________________

                         INFORMATION REGARDING DIRECTORS
                          WHOSE CURRENT TERMS CONTINUE

________________________________________________________________________________________________________________
                                                                NUMBER OF
NAME, AGE, POSITION,                                            PORTFOLIOS IN
TERMS OF OFFICE, AND                                            FUND COMPLEX           OTHER DIRECTORSHIPS HELD
LENGTH OF TIME                                                  OVERSEEN BY            OUTSIDE FUND COMPLEX BY
SERVED(1)                    PRINCIPAL OCCUPATION(S)            DIRECTOR(2)            DIRECTOR
________________________________________________________________________________________________________________

                                                     CLASS I
________________________________________________________________________________________________________________

Independent Fund Directors
________________________________________________________________________________________________________________
Faith Colish (72)            Counsel, Carter                         62                Formerly, Director (1997
Director                     Ledyard & Milburn                                         to 2003) and Advisory
Since inception (3)          LLP (law firm)                                            Director (2003 to 2006),
                             since October 2002;                                       ABA Retirement Funds
                             formerly, Attorney-                                       (formerly, American
                             at-Law and President,                                     Bar Retirement
                             Faith Colish,                                             Association) (not-for-
                             A Professional                                            profit membership
                             Corporation, 1980 to                                      corporation).
                             2002.
________________________________________________________________________________________________________________

Michael M. Knetter           Dean, School of                         62                Trustee, Northwestern
(47)                         Business, University                                      Mutual Series Fund,
Director                     of Wisconsin                                              Inc. since February
Since February 2007          - Madison;                                                2007; Director, Wausau
                             formerly, Professor                                       Paper since 2005;
                             of International                                          Director, Great Wolf
                             Economics and                                             Resorts since 2004.
                             Associate Dean,
                             Amos Tuck School of
                             Business - Dartmouth
                             College, 1998 to
                             2002.
________________________________________________________________________________________________________________

Cornelius T. Ryan            Founding General                        62                Supply Pro, Inc.,
(76)                         Partner, Oxford                                           since 2007;
Director                     Partners and Oxford                                       Norwalk Hospital
Since inception (3)          Bioscience Partners                                       Foundation, since 1998
                             (venture capital
                             investing) and
                             President, Oxford
                             Venture Corporation
                             since 1981.
________________________________________________________________________________________________________________

________________________________________________________________________________________________________________
                                                                NUMBER OF
NAME, AGE, POSITION,                                            PORTFOLIOS IN
TERMS OF OFFICE, AND                                            FUND COMPLEX           OTHER DIRECTORSHIPS HELD
LENGTH OF TIME                                                  OVERSEEN BY            OUTSIDE FUND COMPLEX BY
SERVED(1)                    PRINCIPAL OCCUPATION(S)            DIRECTOR(2)            DIRECTOR
________________________________________________________________________________________________________________
Peter P. Trapp (63)          Retired; formerly,                      62                None.
Director                     Regional Manager
Since inception (3)          for Mid-Southern
                             Region, Ford Motor
                             Credit Company,
                             September 1997
                             to 2007; formerly,
                             President, Ford Life
                             Insurance
                             Company, April 1995
                             to August 1997.
________________________________________________________________________________________________________________

Director who is an "Interested Person"
________________________________________________________________________________________________________________

Peter E. Sundman*            Executive Vice                          62                Director and Vice
(48)                         President, Neuberger                                      President, Neuberger &
Chief Executive              Berman Inc. (holding                                      Berman Agency, Inc.
Officer, Director            company) since 1999;                                      since 2000; formerly,
and Chairman of the          Head of Neuberger                                         Director, Neuberger
Board                        Berman Inc.'s Mutual                                      Berman Inc. (holding
Since inception (3)          Funds Business                                            company), October 1999
                             (since 1999) and                                          to March 2003; Trustee,
                             Institutional Business                                    Frost Valley YMCA;
                             (1999 to October                                          Trustee, College of
                             2005); responsible                                        Wooster.
                             for Managed
                             Accounts Business
                             and intermediary
                             distribution (October
                             1999 to 2008);
________________________________________________________________________________________________________________

________________________________________________________________________________________________________________
                                                                NUMBER OF
NAME, AGE, POSITION,                                            PORTFOLIOS IN
TERMS OF OFFICE, AND                                            FUND COMPLEX           OTHER DIRECTORSHIPS HELD
LENGTH OF TIME                                                  OVERSEEN BY            OUTSIDE FUND COMPLEX BY
SERVED(1)                    PRINCIPAL OCCUPATION(S)            DIRECTOR(2)            DIRECTOR
________________________________________________________________________________________________________________
                             President and
                             Director,
                             Management since
                             1999; Managing
                             Director, Neuberger
                             Berman since 2005;
                             formerly, Executive
                             Vice President,
                             Neuberger Berman,
                             1999 to December
                             2005; formerly,
                             Principal, Neuberger
                             Berman, 1997 to
                             1999; formerly,
                             Senior Vice
                             President, NB
                             Management, 1996 to
                             1999.
________________________________________________________________________________________________________________

________________________________________________________________________________________________________________
                                                                NUMBER OF
NAME, AGE, POSITION,                                            PORTFOLIOS IN
TERMS OF OFFICE, AND                                            FUND COMPLEX           OTHER DIRECTORSHIPS HELD
LENGTH OF TIME                                                  OVERSEEN BY            OUTSIDE FUND COMPLEX BY
SERVED(1)                    PRINCIPAL OCCUPATION(S)            DIRECTOR(2)            DIRECTOR
________________________________________________________________________________________________________________

                                                     CLASS II
________________________________________________________________________________________________________________

Independent Fund Directors
________________________________________________________________________________________________________________
John Cannon (78)             Consultant;                             62                Independent Trustee
Director                     formerly, Chairman,                                       or Director of three
Since inception (3)          CDC Investment                                            series of Oppenheimer
                             Advisers (registered                                      Funds: Oppenheimer
                             investment adviser),                                      Limited Term
                             1993 to January 1999;                                     New York Municipal
                             formerly, President                                       Fund, Rochester
                             and Chief Executive                                       Fund Municipals,
                             Officer, AMA                                              and Oppenheimer
                             Investment Advisors,                                      Convertible Securities
                             an affiliate of the                                       Fund, since 1992.
                             American Medical
                             Association.
________________________________________________________________________________________________________________

C. Anne Harvey (70)          President, C.A.                         62                Formerly, President,
Director                     Harvey Associates                                         Board of Associates
Since inception (3)          since October 2001;                                       to The National
                             formerly, Director,                                       Rehabilitation Hospital's
                             AARP, 1978 to                                             Board of Directors,
                             December 2001.                                            2001 to 2002; formerly,
                                                                                       Member, Individual
                                                                                       Investors Advisory
                                                                                       Committee to the New
                                                                                       York Stock Exchange
                                                                                       Board of Directors, 1998
                                                                                       to June 2002.
________________________________________________________________________________________________________________

George W. Morriss            Formerly, Executive                     62                Member, Old Mutual
(60)                         Vice President and                                        2100 fund complex
Director                     Chief Financial                                           (consisting of six funds)
Since February 2007          Officer, People's                                         since October 2006 for
                             Bank (a financial                                         four funds and since
                             services company),                                        February 2007 for two
                             1991 to 2001.                                             funds.
________________________________________________________________________________________________________________

________________________________________________________________________________________________________________
                                                                NUMBER OF
NAME, AGE, POSITION,                                            PORTFOLIOS IN
TERMS OF OFFICE, AND                                            FUND COMPLEX           OTHER DIRECTORSHIPS HELD
LENGTH OF TIME                                                  OVERSEEN BY            OUTSIDE FUND COMPLEX BY
SERVED(1)                    PRINCIPAL OCCUPATION(S)            DIRECTOR(2)            DIRECTOR
________________________________________________________________________________________________________________
Tom D. Seip (58)             General Partner, Seip                   62                Director, H&R Block,
Director                     Investments LP (a                                         Inc. (financial services
Since inception (3);         private investment                                        company) since May
Lead Independent             partnership);                                             2001; Chairman,
Director                     formerly, President                                       Compensation
Since 2006                   and CEO, Westaff,                                         Committee, H&R Block,
                             Inc. (temporary                                           Inc. since 2006; Director,
                             staffing), May 2001                                       America One Foundation
                             to January 2002;                                          since 1998; formerly,
                             formerly, Senior                                          Chairman, Governance
                             Executive at the                                          and Nominating
                             Charles Schwab                                            Committee, H&R
                             Corporation, 1983                                         Block, Inc., 2004 to
                             to 1998, including                                        2006; formerly, Director,
                             Chief Executive                                           Forward Management,
                             Officer, Charles                                          Inc. (asset management
                             Schwab Investment                                         company), 1999 to 2006;
                             Management, Inc.                                          formerly Director, E-
                             and Trustee, Schwab                                       Bay Zoological Society,
                             Family of Funds and                                       1999 to 2003; formerly,
                             Schwab Investments,                                       Director, General Magic
                             1997 to 1998, and                                         (voice recognition
                             Executive Vice                                            software), 2001 to 2002;
                             President-Retail                                          formerly, Director,
                             Brokerage, Charles                                        E-Finance Corporation
                             Schwab & Co., Inc.,                                       (credit decisioning
                             1994 to 1997.                                             services), 1999 to 2003;
                                                                                       formerly, Director,
                                                                                       Save-Daily.com (micro
                                                                                       investing services), 1999
                                                                                       to 2003.
________________________________________________________________________________________________________________

________________________________________________________________________________________________________________
                                                                NUMBER OF
NAME, AGE, POSITION,                                            PORTFOLIOS IN
TERMS OF OFFICE, AND                                            FUND COMPLEX           OTHER DIRECTORSHIPS HELD
LENGTH OF TIME                                                  OVERSEEN BY            OUTSIDE FUND COMPLEX BY
SERVED(1)                    PRINCIPAL OCCUPATION(S)            DIRECTOR(2)            DIRECTOR
________________________________________________________________________________________________________________

Director who is an "Interested Person"
________________________________________________________________________________________________________________
Jack L. Rivkin* (67)         Executive Vice                          62                Director, Dale Carnegie
President and                President and                                             and Associates, Inc.
Director                     Chief Investment                                          (private company)
Since December               Officer, Neuberger                                        since 1998; Director,
2002 (4)                     Berman Inc.                                               Solbright, Inc. (private
                             (holding company)                                         company) since 1998.
                             since 2002 and
                             2003, respectively;
                             Managing Director
                             and Chief Investment
                             Officer, Neuberger
                             Berman since
                             December 2005 and
                             2003, respectively;
                             formerly, Executive
                             Vice President,
                             Neuberger Berman,
                             December 2002
                             to 2005; Director
                             and Chairman,
                             NB Management
                             since December
                             2002; formerly,
                             Executive Vice
                             President, Citigroup
                             Investments, Inc.,
                             September 1995
                             to February 2002;
                             formerly, Executive
                             Vice President,
                             Citigroup Inc.,
                             September 1995 to
                             February 2002.
________________________________________________________________________________________________________________

(1)  Each  Board  shall at all times be  divided  as equally  as  possible  into  three  classes of  Directors designated  Class I,  Class II,  and Class  III.  The terms of office of Class I, Class II, and Class III
     Directors shall expire at the annual meeting of stockholders held in 2009, 2010, and 2008,  respectively, and at each third annual meeting of stockholders thereafter.

(2)  For funds  organized in a  master-feeder  structure,  we count the master fund and its associated  feeder funds as a single portfolio.

(3) The inception date of Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman California Intermediate Municipal Fund Inc., and Neuberger Berman New York Intermediate Municipal Fund Inc. is 2002. The inception date of Neuberger Berman Income Opportunity Fund Inc. is 2003. The inception date of the Neuberger Berman Dividend Advantage Fund Inc. is 2004.

(4) For Neuberger Berman Dividend Advantage Fund Inc. and Neuberger Berman Income Opportunity Fund Inc., Mr. Rivkin has served as President and Director since each Fund's inception.

* Indicates a Director who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Fund by virtue of the fact that they are officers and/or directors of NB Management and Managing Directors of Neuberger Berman.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended ("1934 Act"), Section 30(h) of the 1940 Act and Securities and Exchange Commission ("SEC") regulations thereunder, certain of each Fund's officers and each Fund's Directors and portfolio managers, persons owning more than 10% of each Fund's common stock and certain officers and directors of the Funds' investment manager and sub-adviser are required to report their transactions in each Fund's stock to the SEC and the AMEX. Based solely on the review by each Fund of the copies of such reports received by each Fund, each Fund believes that, during its fiscal year ended October 31, 2007, all filing requirements applicable to such persons were met.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     The following table sets forth the number of times each Fund's Board met during the fiscal year ended October 31, 2007. Each Director attended at least 75% of the total number of meetings of each Board and of any committee of which he or she was a member during that year.

                                                                 BOARD MEETINGS
FUND                                                                 HELD
________________________________________________________________________________
Neuberger Berman California Intermediate Municipal Fund Inc.          7
Neuberger Berman Dividend Advantage Fund Inc.                         7
Neuberger Berman Income Opportunity Fund Inc.                         7
Neuberger Berman Intermediate Municipal Fund Inc.                     7
Neuberger Berman New York Intermediate Municipal Fund Inc.            7
________________________________________________________________________________

     The Boards have established several standing committees to oversee particular aspects of the Funds' management. The standing committees of each Board are described below. The Boards do not have a standing compensation committee although the Governance and Nominating Committees do consider and make recommendations relating to Independent Director compensation to the Boards.

     AUDIT COMMITTEE. The purposes of each Fund's Audit Committee are (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Fund and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Fund's financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund's independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent registered public accounting firm; (e) to act as a liaison between the Fund's independent registered public accounting firm and the full Board; and
(f) to prepare an audit committee report as required by Item 407 of Regulation S-K to be included in proxy statements relating to the election of directors. The independent registered public accounting firm for each Fund shall report directly to the Audit Committee. Each Fund has adopted a written charter for its Audit Committee. The charter of each Audit Committee is available on NB Management's website at www. nb.com. The Audit Committee of each Fund has delegated the authority to grant pre-approval of permissible non-audit services and all audit, review or attest engagements of the Funds' independent registered public accounting firm to each member of the Committee between meetings of the Committee.

     The Audit Committee of each Fund, established in accordance with Section 3(a) (58)(A) of the 1934 Act, is composed entirely of Independent Fund Directors who are also considered independent under the listing standards applicable to each Fund. For each Fund, its members are Martha C. Goss, Howard A. Mileaf, George W. Morriss, Cornelius T. Ryan (Chairman), Tom D. Seip and Peter P. Trapp. The Chairman of the Audit Committee receives additional compensation for serving on this Committee. The Report of each Audit Committee relating to the audit of Fund financial statements for the fiscal year ended October 31, 2007 is attached hereto as Appendix A. During the fiscal year ended October 31, 2007, the Committee of each Fund met six times.

     CLOSED-END FUNDS COMMITTEE. Each Fund's Closed-End Funds Committee is responsible for consideration and evaluation of issues specific to such Fund. For each Fund, its members are George W. Morriss (Chairman), Edward I. O'Brien, Jack L. Rivkin, William E. Rulon (Vice Chairman), and Tom D. Seip. All members other than Mr. Rivkin are Independent Fund Directors. The Chairman of the Closed-End Funds Committee receives additional compensation for serving on this Committee. During the fiscal year ended October 31, 2007, the Committee of each of Neuberger Berman Dividend Advantage Fund Inc. and Neuberger Berman Income Opportunity Fund Inc. met once and of each of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc. and Neuberger Berman New York Intermediate Municipal Fund Inc. met twice.

     CONTRACT REVIEW COMMITTEE. The Contract Review Committee of each Fund is responsible for overseeing and guiding the process by which the Independent Fund Directors annually consider whether to continue each Fund's principal contractual arrangements. For each Fund, its members are Faith Colish (Chairwoman), Martha C. Goss, Robert A. Kavesh, William E. Rulon and Candace L. Straight. All members are Independent Fund Directors. The Chairwoman of the

Contract Review Committee receives additional compensation for serving on this Committee. During the fiscal year ended October 31, 2007, the Committee of each Fund met four times.

     ETHICS AND COMPLIANCE COMMITTEE. The Ethics and Compliance Committee of each Fund oversees: (a) each Fund's program for compliance with Rule 38a-1 under the 1940 Act and the Fund's implementation and enforcement of its compliance policies and procedures; (b) compliance with each Fund's Code of Ethics (which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and Directors), and (c) the activities of the Fund's CCO. The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee). The Committee's primary function is oversight. Each investment adviser, sub-adviser, administrator and transfer agent (collectively, "Service Providers") is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering each Fund's Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. For each Fund, its members are John Cannon (Chairman), Faith Colish, C. Anne Harvey, Michael M. Knetter and Edward I. O'Brien. All members are Independent Fund Directors. The Chairman of the Ethics and Compliance Committee receives additional compensation for serving on this Committee. The Boards will receive at least annually a report on the compliance programs of the Funds and Service Providers and the required annual reports on the administration of the Codes of Ethics and the required annual certifications from the Funds, Neuberger Berman and NB Management. During the fiscal year ended October 31, 2007, the Committee of each Fund met four times.

     EXECUTIVE COMMITTEE. The Executive Committee of each Fund is responsible for acting in an emergency when a quorum of the Board of Directors is not available; each Committee has all the powers of the Board when the Board is not in session to the extent permitted by Maryland law. For each Fund, its members are John Cannon, Robert A. Kavesh, Howard A. Mileaf, Tom D. Seip and Peter E. Sundman (Chairman). All members except for Mr. Sundman are Independent Fund Directors. During the fiscal year ended October 31, 2007, the Committee of each Fund did not meet.

     GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee of each Fund is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Directors and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Directors, including as Independent Fund Directors, as members of committees, as Chair of the Board and as officers of the Fund; and (c) considering and making recommendations relating to the compensation of Independent Fund Directors and of those officers as to whom the Board is charged with approving compensation. Each Committee met to discuss matters relating to the nomination of Class III Directors with respect to each Fund. For each Fund, its members are C. Anne

Harvey (Chairwoman), Robert A. Kavesh, Michael M. Knetter, Howard A. Mileaf and Tom D. Seip. All members are Independent Fund Directors and are not "interested parties" of the Funds as defined in section 2(a)(19) of the 1940 Act. The Chairwoman of the Governance and Nominating Committee receives additional compensation for serving on this Committee. During the fiscal year ended October 31, 2007, the Committee of each Fund met three times.

     INVESTMENT PERFORMANCE COMMITTEE. The Investment Performance Committee of each Fund is responsible for overseeing and guiding the process by which the Board reviews Fund performance. Its members are Martha C. Goss, Robert A. Kavesh, Edward I. O'Brien, Jack L. Rivkin (Vice Chairman), Cornelius T. Ryan and Peter P. Trapp (Chairman). All members except for Mr. Rivkin are Independent Fund Directors. The Chairman of the Investment Performance Committee receives additional compensation for serving on this Committee. During the fiscal year ended October 31, 2007, the Committee of each Fund met two times.

     PORTFOLIO TRANSACTIONS AND PRICING COMMITTEE. The Portfolio Transactions and Pricing Committee of each Fund (a) monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions ("Pricing Procedures"); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the independent registered public accounting firm and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market prices are not readily available; (d) oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which a Fund deals with the manager or any affiliate of the manager as principal or agent.

     The members of the Committee of each Fund are Faith Colish, George W. Morriss, Jack L. Rivkin (Vice Chairman), William E. Rulon, Cornelius T. Ryan and Candace L. Straight (Chairwoman). All members except for Mr. Rivkin are
Independent Fund Directors. The Chairwoman of the Portfolio Transactions and Pricing Committee receives additional compensation for serving on this Committee. During the fiscal year ended October 31, 2007, the Committee of each Fund met four times.

INFORMATION REGARDING THE FUNDS' PROCESS FOR NOMINATING DIRECTOR CANDIDATES

     GOVERNANCE AND NOMINATING COMMITTEE CHARTER. A copy of the Governance and Nominating Committee Charter is available to stockholders on NB Management's website at www.nb.com.

     STOCKHOLDER COMMUNICATIONS. Each Fund's Governance and Nominating Committee will consider nominees recommended by stockholders; stockholders may send resumes of recommended persons to the attention of Claudia A. Brandon,

Secretary, Neuberger Berman Funds, 605 Third Avenue, 21st Floor, New York, NY, 10158-0180. No nominee recommendation has been received from a stockholder within the past 120 days.

     NOMINEE QUALIFICATIONS. The Governance and Nominating Committee will consider nominees recommended by stockholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. While there is no formal list of qualifications, the Governance and Nominating Committees consider, among other things, whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity, and substantive knowledge in areas important to the Boards' operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as independent directors, independence from the Funds' investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. The Committees also consider whether the prospective candidates' workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of the Boards' present composition and the Committees' (or the Boards') perceptions about future issues and needs.

     IDENTIFYING NOMINEES. The Governance and Nominating Committees consider prospective candidates from any reasonable source. The Committees initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Boards would be contacted by a Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Committee members would be arranged. If the Committees, based on the results of these contacts, believed they had identified a viable candidate, they would air the matter with the full group of independent Board members for input.

     Any request by management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

     The Funds do not have a policy on Director attendance at the annual meeting of stockholders. For each Fund, two Board members attended the 2007 annual meeting of stockholders.

OWNERSHIP OF SECURITIES

     Set forth below is the dollar range of equity securities owned by each Director as of January 31, 2008.

                                                     AGGREGATE DOLLAR RANGE
                                                     OF EQUITY SECURITIES IN
                                                     ALL REGISTERED INVESTMENT
                              DOLLAR RANGE OF        COMPANIES OVERSEEN BY
                              EQUITY SECURITIES      DIRECTOR IN FAMILY OF
NAME OF DIRECTOR              OWNED IN EACH FUND *   INVESTMENT COMPANIES *
________________________________________________________________________________
Independent Fund Directors
________________________________________________________________________________

John Cannon                   None                   Over $100,000
Faith Colish                  $1-$10,000 **          Over $100,000
Martha C. Goss                None                   None
C. Anne Harvey                None                   $50,001-$100,000
Robert A. Kavesh              None                   $10,001-$50,000
Michael M. Knetter            None                   None
Howard A. Mileaf              None                   Over $100,000
George W. Morriss             None                   Over S100,000
Edward I. O'Brien             None                   Over $100,000
William E. Rulon              None                   Over $100,000
Cornelius T. Ryan             None                   Over $100,000
Tom D. Seip                   None                   Over $100,000
Candace L. Straight           None                   Over $100,000
Peter P. Trapp                None                   Over $100,000
________________________________________________________________________________
Directors who are "Interested Persons"
________________________________________________________________________________
Jack L. Rivkin                None                   $1-$10,000
Peter E. Sundman              None                   Over $100,000
________________________________________________________________________________

*    Valuation as of March 3, 2008.

** Ms. Colish owns 100 shares of common stock of each Fund other than Neuberger Berman California Intermediate Municipal Fund Inc., constituting less than 1% of each Fund's outstanding shares of common stock.

INDEPENDENT FUND DIRECTORS' OWNERSHIP OF SECURITIES

     As of January 31, 2008, no Independent Fund Director (or his/her immediate family members) owned securities of NB Management or Neuberger Berman or securities in an entity controlling, controlled by or under common control with NB Management or Neuberger Berman (not including registered investment companies).

OFFICERS OF THE FUNDS

     The following table sets forth certain information regarding the officers of the Funds. Except as otherwise noted, each individual has held the positions shown in the table below for at least the last five years. The business address of each listed person is 605 Third Avenue, New York, New York 10158. Officers of the Funds are appointed by the Directors and serve at the pleasure of the Board.

_____________________________________________________________________________________________
                            POSITION AND
                            LENGTH OF
NAME AND AGE                TIME SERVED             PRINCIPAL OCCUPATION(S)
_____________________________________________________________________________________________
Andrew B. Allard (46)       Anti-Money              Senior Vice President, Neuberger
                            Laundering              Berman since 2006; Deputy General
                            Compliance              Counsel, Neuberger Berman since
                            Officer since           2004; formerly, Vice President,
                            inception (1)           Neuberger Berman, 2000 to 2005;
                                                    formerly, Associate General Counsel,
                                                    Neuberger Berman, 1999 to 2004;
                                                    Anti-Money Laundering Compliance
                                                    Officer, sixteen registered investment
                                                    companies for which NB Management
                                                    acts as investment manager and
                                                    administrator (six since 2002, three
                                                    since 2003, four since 2004, one since
                                                    2005 and two since 2006).
_____________________________________________________________________________________________

Michael J. Bradler (38)     Assistant               Vice President, Neuberger Berman
                            Treasurer since         since 2006; Employee, NB Management
                            2005                    since 1997; Assistant Treasurer, sixteen
                                                    registered investment companies
                                                    for which NB Management acts as
                                                    investment manager and administrator
                                                    (fourteen since 2005 and two since
                                                    2006).
_____________________________________________________________________________________________

Claudia A. Brandon (51)     Secretary since         Senior Vice President, Neuberger
                            inception (1)           Berman since 2007; Vice President-
                                                    Mutual Fund Board Relations,
                                                    NB Management since 2000 and
                                                    Assistant Secretary since 2004;
                                                    formerly, Vice President, Neuberger
                                                    Berman 2002 to 2006 and Employee
                                                    since 1999; Secretary, sixteen registered
                                                    investment companies for which
                                                    NB Management acts as investment
                                                    manager and administrator (three since
                                                    1985, three since 2002, three since
                                                    2003, four since 2004, one since 2005
                                                    and two since 2006).
_____________________________________________________________________________________________

_____________________________________________________________________________________________
                            POSITION AND
                            LENGTH OF
NAME AND AGE                TIME SERVED             PRINCIPAL OCCUPATION(S)
_____________________________________________________________________________________________
Robert Conti (51)           Vice President          Managing Director, Neuberger Berman
                            since inception (1)     since 2007; formerly, Senior Vice
                                                    President, Neuberger Berman, 2003
                                                    to 2006; formerly, Vice President,
                                                    Neuberger Berman, 1999 to 2003;
                                                    Senior Vice President, NB Management
                                                    since 2000; Vice President, sixteen
                                                    registered investment companies
                                                    for which NB Management acts as
                                                    investment manager and administrator
                                                    (three since 2000, three since 2002,
                                                    three since 2003, four since 2004, one
                                                    since 2005 and two since 2006).
_____________________________________________________________________________________________

Brian J. Gaffney (54)       Vice President          Managing Director, Neuberger Berman
                            since inception (1)     since 1999; Senior Vice President,
                                                    NB Management since 2000; Vice
                                                    President, sixteen registered investment
                                                    companies for which NB Management
                                                    acts as investment manager and
                                                    administrator (three since 2000, three
                                                    since 2002, three since 2003, four since
                                                    2004, one since 2005 and two since
                                                    2006).
_____________________________________________________________________________________________

Maxine L. Gerson (57)       Chief Legal             Senior Vice President, Neuberger
                            Officer since           Berman since 2002; Deputy General
                            2005 (only for          Counsel and Assistant Secretary,
                            purposes of             Neuberger Berman since 2001; Senior
                            sections 307            Vice President, NB Management since
                            and 406 of the          2006; Secretary and General Counsel,
                            Sarbanes-Oxley          NB Management since 2004; Chief
                            Act of 2002)            Legal Officer (only for purposes of
                                                    sections 307 and 406 of the Sarbanes-
                                                    Oxley Act of 2002), sixteen registered
                                                    investment companies for which
                                                    NB Management acts as investment
                                                    manager and administrator (fourteen
                                                    since 2005 and two since 2006).
_____________________________________________________________________________________________

_____________________________________________________________________________________________
                            POSITION AND
                            LENGTH OF
NAME AND AGE                TIME SERVED             PRINCIPAL OCCUPATION(S)
_____________________________________________________________________________________________
Sheila R. James (42)        Assistant               Vice President, Neuberger Berman
                            Secretary since         since 2008 and Employee since 1999;
                            inception (1)           formerly, Assistant Vice President,
                                                    2007-2008; Assistant Secretary, sixteen
                                                    registered investment companies
                                                    for which NB Management acts as
                                                    investment manager and administrator
                                                    (six since 2002, three since 2003, four
                                                    since 2004, one since 2005and two
                                                    since 2006).
_____________________________________________________________________________________________

Kevin Lyons (52)            Assistant               Assistant Vice President, Neuberger
                            Secretary since         Berman since 2008 and Employee
                            2003 (2)                since 1999; Assistant Secretary, sixteen
                                                    registered investment companies
                                                    for which NB Management acts as
                                                    investment manager and administrator
                                                    (nine since 2003, four since 2004, one
                                                    since 2005 and two since 2006).
_____________________________________________________________________________________________

John M. McGovern (38)       Treasurer               Senior Vice President, Neuberger
                            and Principal           Berman since 2007; formerly, Vice
                            Financial and           President, Neuberger Berman, 2004 to
                            Accounting              2006; Employee, NB Management since
                            Officer since           1993; Treasurer and Principal Financial
                            2005; prior             and Accounting Officer, sixteen
                            thereto,                registered investment companies
                            Assistant               for which NB Management acts as
                            Treasurer from          investment manager and administrator
                            inception (1)           (fourteen since 2005 and two since
                                                    2006) formerly, Assistant Treasurer,
                                                    fourteen registered investment
                                                    companies for which NB Management
                                                    acts as investment manager and
                                                    administrator, 2002 to 2005.
_____________________________________________________________________________________________

Frank Rosato (37)           Assistant               Vice President, Neuberger Berman
                            Treasurer since         since 2006; Employee, NB Management
                            2005                    since 1995; Assistant Treasurer, sixteen
                                                    registered investment companies
                                                    for which NB Management acts as
                                                    investment manager and administrator
                                                    (fourteen since 2005 and two since
                                                    2006).
_____________________________________________________________________________________________

_____________________________________________________________________________________________
                            POSITION AND
                            LENGTH OF
NAME AND AGE                TIME SERVED             PRINCIPAL OCCUPATION(S)
_____________________________________________________________________________________________
Frederic B. Soule (61)      Vice President          Senior Vice President, Neuberger
                            since inception (1)     Berman since 2003; formerly, Vice
                                                    President, Neuberger Berman, 1999 to
                                                    2002; Vice President, sixteen registered
                                                    investment companies for which
                                                    NB Management acts as investment
                                                    manager and administrator (three since
                                                    2000, three since 2002, three since
                                                    2003, four since 2004, one since 2005
                                                    and two since 2006).
_____________________________________________________________________________________________

Chamaine Williams           Chief                   Senior Vice President, Neuberger
(37)                        Compliance              Berman since 2007; Chief Compliance
                            Officer since           Officer, NB Management since
                            2005                    2006; Senior Vice President, Lehman
                                                    Brothers Inc. since 2007; formerly,
                                                    Vice President, Lehman Brothers Inc.
                                                    from 2003 to 2006; Chief Compliance
                                                    Officer, sixteen registered investment
                                                    companies for which NB Management
                                                    acts as investment manager and
                                                    administrator (fifteen since 2005 and
                                                    one since 2006); Chief Compliance
                                                    Officer, Lehman Brothers Asset
                                                    Management Inc. since 2003; Chief
                                                    Compliance Officer, Lehman Brothers
                                                    Alternative Investment LLC since 2003;
                                                    formerly, Vice President, UBS Global
                                                    Asset Management (US) Inc. (formerly,
                                                    Mitchell Hutchins Asset Management,
                                                    a wholly-owned subsidiary of
                                                    PaineWebber Inc.), 1997 to 2003.
_____________________________________________________________________________________________

(1)  The inception date of Neuberger Berman  Intermediate  Municipal Fund Inc.,  Neuberger
     Berman  California  Intermediate  Municipal Fund Inc., and Neuberger  Berman New York
     Intermediate  Municipal  Fund Inc. is 2002.  The inception  date of Neuberger  Berman
     Income  Opportunity  Fund Inc. is 2003.  The inception  date of the Neuberger  Berman
     Dividend Advantage Fund Inc. is 2004.

(2)  For Neuberger  Berman Dividend  Advantage Fund Inc., the officer has served since the
     Fund's inception in 2004.

COMPENSATION OF DIRECTORS

     The following table sets forth information concerning the compensation of the Funds' Directors. The Funds do not have any pension or retirement plan for their Directors. For the fiscal year ended October 31, 2007, the Directors received the amounts set forth in the following table from each Fund. For the calendar year ended December 31, 2007, the Directors received the compensation set forth in the following table for serving as Trustees or Directors of investment companies in the "Fund Complex." Each officer and Director who is a director, officer or employee of NB Management, Neuberger Berman or any entity controlling, controlled by or under common control with NB Management or Neuberger Berman serves as a Director and/ or officer without any compensation from the Funds.

                             TABLE OF COMPENSATION

                                                      TOTAL   COMPENSATION  FROM
                                                        REGISTERED INVESTMENT
                                                      COMPANIES IN THE NEUBERGER
                              COMPENSATION FROM       BERMAN FUND COMPLEX  PAID
NAME AND POSITION            EACH FUND FOR FISCAL     TO DIRECTORS  FOR CALENDAR
WITH EACH FUND               YEAR ENDED 10/31/07        YEAR ENDED 12/31/07
________________________________________________________________________________
INDEPENDENT FUND DIRECTORS
________________________________________________________________________________
John Cannon
   Director                       $1,889.29                       $104,536.24
Faith Colish
   Director                       $1,853.04                       $103,553.63
Martha C. Goss *
   Director                       $  774.47                       $ 68,170.29
C. Anne Harvey
   Director                       $1,720.30                       $ 96,186.37
Robert A. Kavesh
   Director                       $1,853.04                       $103,553.63
Michael M. Knetter *
   Director                       $1,128.41                       $ 86,688.49
Howard A. Mileaf
   Director                       $1,958.16                       $109,483.52
George W. Morriss *
   Director                       $1,197.28                       $ 91,635.77
Edward I. O'Brien
   Director                       $1,853.04                       $103,553.63
William E. Rulon
   Director                       $1,853.04                       $103,553.63
Cornelius T. Ryan
   Director                       $2,046.60                       $113,417.63
Tom D. Seip
   Director                       $2,311.97                       $129,219.96
________________________________________________________________________________

                                                     TOTAL   COMPENSATION  FROM
                                                        REGISTERED INVESTMENT
                                                     COMPANIES IN THE NEUBERGER
                              COMPENSATION FROM        BERMAN FUND COMPLEX  PAID
NAME AND POSITION            EACH FUND FOR FISCAL    TO DIRECTORS  FOR CALENDAR
WITH EACH FUND               YEAR ENDED 10/31/07          YEAR ENDED 12/31/07
________________________________________________________________________________
Candace L. Straight
   Director                       $1,853.04                       $103,553.63
Peter P. Trapp
   Director                       $1,958.16                       $109,483.52
________________________________________________________________________________
Directors who are "Interested Persons"
________________________________________________________________________________
Jack L. Rivkin
   Director and President            $0                               $0
Peter E. Sundman
   Director, Chairman of
   the Board and Chief
   Executive Officer                 $0                               $0
________________________________________________________________________________

* Dr. Knetter and Mr. Morriss joined each Board in February 2007 and Ms. Goss joined the Board in June 2007.

VOTE REQUIRED

     With respect to each Fund, Martha C. Goss, Robert A. Kavesh, Edward I. O'Brien, William E. Rulon and Candace L. Straight each must be elected by the holders of a majority of the Fund's outstanding Common Shares and Preferred Shares, voting together. With respect to each Fund, Howard A. Mileaf must be elected by the holders of a majority of the outstanding Preferred Shares, voting separately from the holders of the Common Shares.

           THE BOARD OF DIRECTORS OF EACH FUND UNANIMOUSLY RECOMMENDS
                       THAT YOU VOTE "FOR" EACH NOMINEE.

            INFORMATION ON THE FUNDS' INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTING FIRM

     Ernst & Young LLP ("Ernst & Young") audited the financial statements for the fiscal year ended October 31, 2007 for each Fund. Ernst & Young, 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm for each Fund and provides audit services, tax compliance services and assistance and consultation in connection with the review of each Fund's filings with the SEC. In the opinion of the Audit Committees, the services provided by Ernst & Young are compatible with maintaining the independence of the Funds' independent registered public accounting firm. The Board of each Fund has selected Ernst & Young as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2008. Ernst & Young has served as each Fund's independent registered public accounting firm since the Fund's inception. Ernst & Young has informed the Funds that it has no material direct or indirect financial interest in any Fund.

     Representatives of Ernst & Young are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES

     The aggregate fees billed by Ernst & Young for the audit of the annual financial statements of the Funds for the fiscal years ended October 31, 2007 and October 31, 2006 and for the review of the financial statements included in the Funds' regulatory filings are as shown in the table below.

                                                        AUDIT FEES BILLED
                                                 -------------------------------
                                                    FISCAL YEAR     FISCAL YEAR
                                                       ENDED           ENDED
FUND                                                  10/31/07        10/31/06
________________________________________________________________________________
Neuberger Berman
   California Intermediate Municipal Fund Inc.        $35,600         $33,500
Neuberger Berman Dividend Advantage Fund Inc.         $38,100         $33,500
Neuberger Berman Income Opportunity Fund Inc.         $38,100         $33,500
Neuberger Berman Intermediate Municipal Fund Inc.     $35,600         $33,500
Neuberger Berman
   New York Intermediate Municipal Fund Inc.          $35,600         $33,500
________________________________________________________________________________

AUDIT-RELATED FEES

     The aggregate audit-related fees billed by Ernst & Young for the fiscal years ended October 31, 2007 and October 31, 2006, for performing agreed-upon procedures for the Preferred Shares of each Fund are as shown in the table below.

                                                    AUDIT-RELATED FEES BILLED
                                                 -------------------------------
                                                    FISCAL YEAR     FISCAL YEAR
                                                       ENDED           ENDED
FUND                                                  10/31/07        10/31/06
________________________________________________________________________________
Neuberger Berman
   California Intermediate Municipal Fund Inc.         $6,250          $6,250
Neuberger Berman Dividend Advantage Fund Inc.          $6,250          $6,250
Neuberger Berman Income Opportunity Fund Inc.          $6,250          $6,250
Neuberger Berman Intermediate Municipal Fund Inc.      $6,250          $6,250
Neuberger Berman
   New York Intermediate Municipal Fund Inc.           $6,250          $6,250
________________________________________________________________________________

TAX FEES

     The aggregate fees billed by Ernst & Young for the fiscal years ended October 31, 2007 and October 31, 2006, for tax compliance, tax advice, and tax planning are as shown in the table below.

                                                         TAX FEES BILLED
                                                 -------------------------------
                                                    FISCAL YEAR     FISCAL YEAR
                                                       ENDED           ENDED
FUND                                                  10/31/07        10/31/06
________________________________________________________________________________
Neuberger Berman
   California Intermediate Municipal Fund Inc.         $9,700          $9,500
Neuberger Berman Dividend Advantage Fund Inc.          $9,700          $9,500
Neuberger Berman Income Opportunity Fund Inc.          $9,700          $9,500
Neuberger Berman Intermediate Municipal Fund Inc.      $9,700          $9,500
Neuberger Berman
   New York Intermediate Municipal Fund Inc.           $9,700          $9,500
________________________________________________________________________________

ALL OTHER FEES

     Aggregate fees billed by Ernst & Young during the fiscal years ended October 31, 2007 and October 31, 2006 for other services provided to the Funds are as shown in the table below.

                                                         ALL OTHER FEES
                                                 -------------------------------
                                                   FISCAL YEAR     FISCAL YEAR
                                                      ENDED           ENDED
FUND                                                 10/31/07        10/31/06
________________________________________________________________________________
Neuberger Berman
   California Intermediate Municipal Fund Inc.          $0              $0
Neuberger Berman Dividend Advantage Fund Inc.           $0              $0
Neuberger Berman Income Opportunity Fund Inc.           $0              $0
Neuberger Berman Intermediate Municipal Fund Inc.       $0              $0
Neuberger Berman
   New York Intermediate Municipal Fund Inc.            $0              $0
________________________________________________________________________________

NON-AUDIT FEES

     Aggregate fees billed by Ernst & Young during the fiscal years ended October 31, 2007 and October 31, 2006 for non-audit services to the Funds, NB Management, Neuberger Berman and any entity controlling, controlled by or under common control with NB Management or Neuberger Berman that provides ongoing services to the Funds are as shown in the table below.

                                                    AGGREGATE NON-AUDIT FEES *
                                                 -------------------------------
                                                   FISCAL YEAR     FISCAL YEAR
                                                      ENDED           ENDED
FUND                                                 10/31/07        10/31/06
_______________________________________________________________________________
Neuberger Berman
   California Intermediate Municipal Fund Inc.       $440,950        $490,750
Neuberger Berman Dividend Advantage Fund Inc.        $440,950        $490,750
Neuberger Berman Income Opportunity Fund Inc.        $440,950        $490,750
Neuberger Berman Intermediate Municipal Fund Inc.    $440,950        $490,750
Neuberger Berman
   New York Intermediate Municipal Fund Inc.         $440,950        $490,750
_______________________________________________________________________________

* Because this is a combined proxy for multiple Funds, the aggregate total of the fees billed to NB Management, Neuberger Berman and any entity controlling, controlled by or under common control with NB Management or Neuberger Berman that provides ongoing services to the Funds is included in each Fund's Aggregate Non-Audit Fees in this table.

     Each Audit Committee has considered these fees and the nature of the services rendered, and has concluded that they are compatible with maintaining the independence of Ernst & Young. The Audit Committees did not approve any of the services described above pursuant to the "de minimis exceptions" set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X. Ernst & Young did not provide any audit-related services, tax services or other non-audit services to NB Management, Neuberger Berman and any entity controlling, controlled by or under common control with NB Management or Neuberger Berman that provides ongoing services to the Funds that the Audit Committees were required to approve pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

                                 OTHER MATTERS

     No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of stockholders properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of each respective Fund.

                             STOCKHOLDER PROPOSALS

     Each Fund's Bylaws require stockholders wishing to nominate Directors or make proposals to be voted on at the Fund's annual meeting to provide notice of the nominations or proposals in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Fund. The Secretary must receive the nomination or proposal not less than 90 days in advance of the anniversary of the date of the Fund's proxy statement released to stockholders in connection with the previous year's annual meeting. In order to be considered at a Fund's 2009 annual meeting, stockholder nominations and proposals must be received by the Fund no later than December 13, 2008 and must satisfy the other requirements of the federal securities laws. Timely submission of a nomination or proposal does not guarantee that such nomination or proposal will be included. The chairperson of the Meeting may refuse to acknowledge a nomination or other proposal by a stockholder that is not made in the manner described above.

                   NOTICE TO BANKS, BROKER-DEALERS AND VOTING
                          TRUSTEES AND THEIR NOMINEES

Please advise the Funds, c/o its Secretary, at 605 Third Avenue, New York, New York 10158, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to such beneficial owners of shares.

                                         By order of the Boards of Directors,

                                         /s/ Claudia A. Brandon
                                         Secretary

Dated: March 13, 2008

                                                                      APPENDIX A

                             AUDIT COMMITTEE REPORT

          NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
                  NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
                  NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
                NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
           NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
                    NEUBERGER BERMAN REALTY INCOME FUND INC.
                           (COLLECTIVELY, THE "FUNDS")

     The Audit Committees of the Boards of Directors of the Funds operate pursuant to a Charter, which sets forth the role of an Audit Committee in a Fund's financial reporting process. Pursuant to the Charter, the role of the Audit Committee is to oversee the Fund's accounting and financial reporting processes and the quality and integrity of the Fund's financial statements and the independent audit of those financial statements. The Committee is responsible for, among other things, recommending the initial and ongoing engagement of the independent auditors and reviewing the scope and results of each Fund's annual audit with the Fund's independent auditors. Fund management is responsible for the preparation, presentation and integrity of the Funds' financial statements and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors for the Funds are responsible for planning and carrying out proper audits and reviews.

     The Audit Committees met on December 12, 2007 to review each Fund's audited financial statements for the fiscal year ended October 31, 2007. In performing this oversight function, the Audit Committees have reviewed and discussed the audited financial statements with the Funds' management and their independent auditors, Ernst & Young LLP ("E&Y"). The Audit Committees have discussed with E&Y the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and have received the written disclosures and the letter from E&Y required by Independence Standards Board Standard No. 1. The Audit Committees also have discussed with E&Y its independence.

     The members of the Audit Committees are not employed by the Funds as experts in the fields of auditing or accounting and are not employed by the Funds for accounting, financial management or internal control purposes. Members of the Audit Committees rely without independent verification on the information provided and the representations made to them by management and E&Y.

     Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth above and in the Charter, the Audit Committees recommended to the Board of Directors that the audited financial statements be included in each Fund's Annual Report to Stockholders for the fiscal year ended October 31, 2007.

     The members of the Audit Committees are listed below. Each has been determined to be independent pursuant to American Stock Exchange Rule 121B(b)(1) and New York Stock Exchange Rule 303.01.

Martha C. Goss
Howard A. Mileaf
George W. Morriss
Cornelius T. Ryan (Chairman)
Tom D. Seip
Peter P. Trapp


December 12, 2007

                              ___________________________

                               NEUBERGER | BERMAN
                              ___________________________
                              A LEHMAN BROTHERS COMPANY


                             NEUBERGER BERMAN MANAGEMENT INC.
                             605 Third Avenue 2nd Floor
                             New York, New York 10158-0180

                             www.nb.com

                                                                     P56721
                                                                     I0038 03/08

        NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
                NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
                NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
              NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
         NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.



       PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON APRIL 14, 2008




The undersigned appoints as proxies Robert Conti, Frederic B. Soule and Claudia A. Brandon, and each of them (with power of substitution), to vote all the undersigned's shares of common stock in the Neuberger Berman closed-end fund(s) listed above at the Annual Meeting of Stockholders to be held on April 14, 2008, at 10:30 a.m. Eastern Time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments thereof ("Meeting"), with all the power the undersigned would have if personally present.
Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged by your execution of this proxy. WITH RESPECT TO EACH OF THE NEUBERGER BERMAN CLOSED-END FUNDS LISTED ABOVE, THIS PROXY IS BEING SOLICITED ON BEHALF OF ITS BOARD OF DIRECTORS.
The shares of common stock represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL SPECIFIED ON THE REVERSE SIDE. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


                                              Date:___________________, 2008


                                      Signature  (owner,   trustee,   custodian,
                                      etc.) (PLEASE SIGN IN THE BOX)
                                      __________________________________________



                                      __________________________________________

                                      Please  sign   exactly  as  name   appears
                                      hereon.  If shares are held in the name of
                                      two or  more  persons,  any may  sign.  If
                                      shares   are   held   by  a   corporation,
                                      partnership,   trust,  estate  or  similar
                                      account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

                                                                      CNB-JH-CMN

       YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES OF STOCK YOU OWN. PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD AND RETURN IT
                       PROMPTLY IN THE ENCLOSED ENVELOPE.




                  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

 PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.
 PLEASE DO NOT USE FINE POINT PENS.   (X)


1. To elect five Class III Directors to serve until the annual meeting of stockholders in 2011, or until their successors are elected and qualified:

                                                                                    FOR    WITHHOLD  FOR ALL
     ALL FUNDS                                                                      ALL      ALL     EXCEPT*
    (01) Martha C. Goss     (03) Edward I. O'Brien     (05) Candace L. Straight     ( )       ( )       ( )
    (02) Robert A. Kavesh   (04) William E. Rulon

    *TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), MARK THE BOX "FOR ALL EXCEPT" AND WRITE ON THE LINE BELOW THE NUMBER(S) OF THE NOMINEE(S) FOR WHOM YOU DO NOT WANT TO VOTE.

   ____________________________________________________________________________



                IF YOU PLAN TO ATTEND THE MEETING, PLEASE CALL 1-877-461-1899.



                         PLEASE SIGN ON THE REVERSE SIDE.

                                                                   CNB-JH-CMN

   NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
      NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
      NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
      NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
   NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.



         PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON APRIL 14, 2008




 The undersigned appoints as proxies Robert Conti, Frederic B. Soule and Claudia A. Brandon, and each of them (with power of substitution), to vote all the undersigned's shares of preferred stock in the Neuberger Berman closed-end fund(s) listed above at the Annual Meeting of Stockholders to be held on April 14, 2008, at 10:30 a.m Eastern Time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments thereof ("Meeting"), with all the power the undersigned would have if personally present. Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged by your execution of this proxy. WITH RESPECT TO EACH OF THE NEUBERGER BERMAN CLOSED-END FUNDS LISTED ABOVE, THIS PROXY IS BEING SOLICITED ON BEHALF OF ITS BOARD OF DIRECTORS.
 The shares of preferred stock represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL SPECIFIED ON THE REVERSE SIDE. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
 YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


                                              Date:___________________, 2008


                                       Signature (owner, trustee, custodian,
                                       etc.)   (PLEASE   SIGN  IN  THE  BOX)
                                       _____________________________________


                                       _____________________________________

                                       Please sign  exactly as name  appears
                                       hereon.  If  shares  are  held in the
                                       name of two or more persons,  any may
                                       sign.   If  shares   are  held  by  a
                                       corporation,    partnership,   trust,
                                       estate or similar  account,  the name
                                       and   capacity   of  the   individual
                                       signing  the  proxy  card  should  be
                                       indicated  unless it is  reflected in
                                       the form of registration.

                                                                  CNB-JH-APS

       YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES OF STOCK YOU OWN. PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD AND RETURN IT
                       PROMPTLY IN THE ENCLOSED ENVELOPE.




              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. (X)


1. To elect six Class III Directors to serve until the annual meeting of stockholders in 2011, or until their successors are elected and qualified:

                                                                                 FOR    WITHHOLD   FOR ALL
                                                                                 ALL      ALL      EXCEPT*
    ALL FUNDS
   (01) Martha C. Goss      (03) Edward I. O'Brien     (05) Candace L. Straight   ( )       ( )        ( )
   (02) Robert A. Kavesh    (04) William E. Rulon      (06) Howard A.  Mileaf


    *TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), MARK THE BOX "FOR ALL EXCEPT" AND WRITE ON THE LINE BELOW THE NUMBER(S) OF THE NOMINEE(S) FOR WHOM YOU DO NOT WANT TO VOTE.

    ___________________________________________________________________________




                IF YOU PLAN TO ATTEND THE MEETING, PLEASE CALL 1-877-461-1899.



                        PLEASE SIGN ON THE REVERSE SIDE.

                                                                   CNB-JH-APS